Amounts receivable	3 Months Ended
Nov. 30, 2021
Amounts receivable

6.	Amounts receivable

The Company’s amounts receivable arise from two main sources: receivables due from related parties, harmonized services tax (“HST”) and value added tax (“VAT”) receivable from government taxation authorities. These are broken down as follows:

	November 30, 2021	August 31, 2021
HST and VAT receivable	$458	$432
Other	44	28
Amounts Receivable	$502	$460

Below is an aged analysis of the Company’s amounts receivable:

	November 30, 2021	August 31, 2021
Less than 1 month	$23	$23
1 to 3 months	43	43
Over 3 months	436	394
Total Amounts Receivable	$502	$460

At November 30, 2021, the Company anticipates full recovery of these amounts and therefore no impairment has been recorded against these receivables. The credit risk on the receivables has been further discussed in Note 21.

The Company holds no collateral for any receivable amounts outstanding as at November 30, 2021.